Exhibit 10.16

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of                                   , 2008 (this “Agreement”), is entered into by and among Rhino Resources, Inc., a Delaware corporation (the “Issuer”) Rhino Energy LLC, a Delaware limited liability company (“Rhino Energy”), Rhino Energy Holdings LLC, a Delaware limited liability company (“Holdings”),  Artis Investors LLC, a Delaware limited liability company (“Artis”), Solitair LLC, a Delaware limited liability company (“Solitair”), Valentis Investors LLC, a Delaware limited liability company (“Valentis”), Taurus Investors LLC, a Delaware limited liability company (“Taurus”), Callidus Investors LLC, a Delaware limited liability company (“Callidus”), Wexford Spectrum Fund, L.P., a Delaware limited partnership (“Spectrum”), Wexford Spectrum Fund Liquidating LLC, a Delaware limited liability company (“Liquidating”), Wexford Offshore CAM Preferred Corp., a Delaware corporation (“Preferred Corp”), Wexford Offshore CAM Common Corp., a Delaware corporation (“Common Corp” and together with Artis, Solitair, Valentis, Taurus, Callidus, Spectrum, Liquidating and Preferred Corp, “Wexford Funds”), Peter Savitz (Peter Savitz and Wexford Funds collectively, “Rhino Owners”), Wexford Offshore Partners VII Ltd., a Cayman Island exempt company (“Offshore Partners”), Wexford Offshore Spectrum Fund [Ltd.], a Cayman Island exempt company (“Offshore Fund”), and Wexford Capital LLC, a Connecticut limited liability company (“Wexford”).  The above-named entities and individuals are sometimes referred to as “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, Rhino Owners collectively own 100% membership interest in Rhino Energy;

WHEREAS, Offshore Partners and Offshore Fund indirectly own     % membership interest in Rhino through Common Corp and Preferred Corp;

WHEREAS, Rhino Owners formed Holdings pursuant to the Delaware Limited Liability Act;

WHEREAS, Rhino Owners desire to transfer their direct or indirect ownership in Rhino Energy into the Issuer in connection of the initial public offering of the common stock of the Issuer (the “Common Stock”);

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE I

CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Section 1.1             Contribution of Interests in Rhino Energy by Artis, Solitair, Valentis, Taurus, Callidus, Spectrum, Liquidating and Peter Savitz.  Each of Artis, Solitair, Valentis, Taurus, Callidus, Spectrum, Liquidating and Peter Savtiz hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings, its successors and assigns, for its and their own use forever, all of its limited liability company interests in Rhino Energy in exchange for a pro rata limited liability company interest in Holdings, and Holdings hereby accepts such interests in Rhino Energy as a contribution to the capital of Holdings.

Section 1.2             Contribution of Interests in Rhino Energy by Holdings.  Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Issuer, its successors and assigns, for its and their own use forever, all of its limited liability company interests in Rhino Energy in exchange for              shares of Common Stock, and the Issuer hereby accepts such interests in Rhino Energy as a contribution to the capital of Issuer.

Section 1.3             Contribution of Interests in Common Corp and Preferred Corp by Offshore Partners and Offshore Fund.  Each of Offshore Partners and Offshore Fund hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Issuer, its successors and assigns, for its and their own use forever, all of their interests in Common Corp and Preferred Corp in exchange for              shares of Common Stock, of which (a) Offshore Partners receives                    shares of Common Stock and (b) Offshore Funds receives                shares of Common Stock, and the Issuer hereby accepts such interests in Common Corp and Preferred Corp as a contribution to the capital of Issuer.

Section 1.4             Contribution of Interests in the Issuer by Offshore Partners and Offshore Fund.  Each of Offshore Partners and Offshore Fund hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings, its successors and assigns, for its and their own use forever, all of their interests in the Issuer in exchange for a pro rata limited liability company interest in Holdings identical to their respective indirect interests in Rhino Energy, and Holdings hereby accepts such interests in the Issuer as a contribution to the capital of Holdings.

Section 1.5             Sale of Common Stock by Holdings.  The Parties acknowledge a sale by Holdings through Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation,              and                (the “Underwriters”) of              shares of Common Stock in the Issuer, representing         % of the outstanding shares of Common Stock, in exchange for approximately $             million ($             million after the Underwriters’ discount).

Section 1.6             Public Cash Contribution.  The Parties acknowledge a cash contribution by the public to the Issuer through the Underwriters of approximately $             million ($             million after the Underwriters’ discount) in exchange for              shares of Common Stock.

Section 1.7             Payment of Expenses, Reimbursement for Capital Expenditures and Cash Contribution by the Issuer.  The Parties acknowledge (a) the payment by the Issuer of expenses of approximately $         million in connection with the transactions contemplated hereby (exclusive of the Underwriters’ discount) and (b) the contribution by the Issuer of the remaining net proceeds of approximately $             million to Rhino Energy as a capital contribution, of which approximately $             million will be used to repay outstanding indebtedness.

Section 1.8             Over-Allotment Option.  The Parties acknowledge that in the event the Underwriters exercise their over-allotment option, Holdings shall sell an appropriate number of

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shares of Common Stock.

ARTICLE II

FURTHER ASSURANCES

From time to time after the Effective Time and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and shall do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and (c) more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1             Single Plan.  The transactions referenced in this Agreement, including but not limited to Sections 1.2, 1.3, 1.5 and 1.6, shall be effected and be treated as being part of a single plan, pursuant to which the Parties intend for Holdings and the public purchasing the Common Stock from the Issuer “control” the Issuer after the transactions referenced in the Agreement within the meaning of Sections 351 and 368(c) of the Internal Revenue Code.

Section 3.2             Transfers, Successors and Assigns.  No Party shall have the right to assign any rights or obligations under this Agreement without the prior written consent of the other Parties hereto.  The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 3.3             No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other Person or confer upon any other Person any benefits, rights or remedies and no Person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 3.4             Severability.  The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Section 3.5             Entire Agreement/Amendment Entire Agreement.  This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and except as otherwise provided herein, supersedes all prior agreements or understandings written or oral in respect thereof.  This Agreement may be amended or modified at any time or from time to time only by a written instrument specifically stating that such written instrument is intended to amend or modify this Agreement signed by the Parties hereto.

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Section 3.6             Governing Law.  This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

Section 3.7             Headings.  The paragraph headings contained herein are for convenience and reference only and shall not be given effect in the interpretation of any term or condition of this Agreement.

Section 3.8             Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

RHINO RESOURCES, INC.

By:
Nicholas R. Glancy
President and Chief Executive Officer

RHINO ENERGY LLC

By:	Wexford Capital LLC,
its Manager

By:
Arthur H. Amron
Partner

RHINO ENERGY HOLDINGS LLC

By:	Wexford Capital LLC,
its Manager

By:
Arthur H. Amron
Partner

ARTIS INVESTORS LLC

By:
Name:
Title:

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

SOLITAIR LLC

By:
Name:
Title:

VALENTIS INVESTORS LLC

By:
Name:
Title:

TAURUS INVESTORS LLC

By:
Name:
Title:

CALLIDUS INVESTORS LLC

By:
Name:
Title:

WEXFORD SPECTRUM FUND, L.P.

By:	Wexford Spectrum Advisors,
its General Partner

By:
Name:
Title:

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

WEXFORD SPECTRUM FUND LIQUIDATING LLC

By:
Name
Title:

WEXFORD OFFSHORE CAM PREFERRED CORP.

By:
Name
Title:

WEXFORD OFFSHORE CAM COMMON CORP.

By:
Name
Title:

WEXFORD OFFSHORE PARTNERS VII LTD.

By:
Name
Title:

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

WEXFORD OFFSHORE SPECTRUM FUND [LTD.]

By:
Name
Title:

WEXFORD CAPITAL LLC

By:
Arthur H. Amron
Partner

PETER SAVITZ

SIGNATURE PAGE

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT